                               2,060,584 SHARES

                            SPECTRUM CONTROL, INC.

                                 COMMON STOCK

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                            UNDERWRITING AGREEMENT

                                --------------



                                                     Philadelphia, Pennsylvania
                                                              August  ___, 2000



JANNEY MONTGOMERY SCOTT LLC
NEEDHAM & COMPANY, INC.
 Representatives of the Several
 Underwriters Named in Schedule I Hereto
c/o Janney Montgomery Scott LLC
1801 Market Street
Philadelphia, PA 19103

Ladies and Gentlemen:

     Spectrum Control, Inc. a Pennsylvania corporation ("Spectrum Control" or the "Company"), proposes to sell to Janney Montgomery Scott LLC and Needham & Company, Inc. (the "Representatives") and the several other underwriters named in Schedule I hereto (together with the Representatives, the "Underwriters") 2,000,000 shares of common stock, no par value ("Common Stock"), of Spectrum Control; and each of the persons named in Schedule II hereto (each a "Selling Shareholder") proposes to sell to the Underwriters the number of shares of Common Stock set forth opposite his name for an aggregate of 60,584 shares of Common Stock. The Common Stock to be sold to the Underwriters by Spectrum Control and the Selling Shareholders are referred to herein as the "Firm Shares." The respective amounts of the Firm Shares to be purchased by the several Underwriters are set forth opposite their names in
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Schedule I hereto. The Firm Shares shall be offered to the public at a public offering price of $_________ per Firm Share (the "Offering Price").

     In order to cover over-allotments in the sale of the Firm Shares, the Underwriters may purchase for the Underwriters' own accounts, ratably in proportion to the amounts set forth opposite their respective names in Schedule I hereto, up to 300,000 additional shares of Common Stock from Spectrum Control. Such 300,000 additional shares of Common Stock are referred to herein as the "Optional Shares." If any Optional Shares are purchased, the Optional Shares shall be purchased for offering to the public at the Offering Price and in accordance with the terms and conditions set forth herein. The Firm Shares and the Optional Shares are referred to collectively herein as the "Shares."

          Spectrum Control and the Selling Shareholders, intending to be legally bound, hereby confirm their agreement with the Underwriters as follows:

     1. Representations and Warranties of Spectrum Control. Spectrum Control represents and warrants to, and agrees with, the several Underwriters that:

       (a) Spectrum Control has prepared, in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Regulations") of the Securities and Exchange Commission (the "SEC") under the Act in effect at all applicable times, and has filed with the SEC a registration statement on Form S-3 (File No. 333-40918) and one or more amendments thereto for the purpose of registering the Shares (or a portion of the Shares if a "Rule 462(b) Registration Statement," as defined below, has been or is to be filed) under the Act. The Company similarly may have prepared or may prepare an additional registration statement on Form S-3 with respect to a portion of the Shares pursuant to Rule 462(b) of the Regulations, and if so prepared or if to be so prepared, such additional registration statement has been or will be filed pursuant to Rule 462(b) of the Regulations. The term "Rule 462(b) Registration Statement" means such additional registration statement, if any, filed pursuant to Rule 462(b) of the Regulations, including, without limitation, all exhibits thereto, the contents of the earlier registration statement incorporated therein by reference, and any price-related information included therein, but omitted from the earlier registration statement in reliance on Rule 430A of the Regulations. Copies of all such registration statements (or the form thereof in the case of a Rule 462(b) Registration Statement that has not yet been filed) and any amendments thereto, and all forms of the related prospectus contained therein, will be delivered to the Representatives. Any preliminary prospectus included in such registration statement or filed with the SEC pursuant to Rule 424(a) of the Regulations is hereinafter called a "Preliminary Prospectus." The various parts of such registration statement, including all exhibits thereto and the information contained in the form of final prospectus filed with the SEC pursuant to Rule 424(b) of the Regulations in accordance with Section 6(a) of this Agreement and deemed by virtue of Rule 424 of the Regulations to be part of the registration statement at the time it was declared effective, each as amended at the time the registration statement became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A of the Regulations, are hereinafter collectively called the "Registration Statement." The final prospectus in the form

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included in the Registration Statement or first filed with the SEC pursuant to
Rule 424(b) of the Regulations and any amendments or supplements thereto, including the information (if any) deemed to be part of that prospectus at the time of effectiveness pursuant to Rule 430A of the Regulations, is hereinafter called the "Prospectus." All references to the Registration Statement, the Preliminary Prospectus and the Prospectus include all documents incorporated therein by reference. If Spectrum Control files a Rule 462(b) Registration Statement, then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement.

       (b) The Registration Statement has become effective under the Act, and the SEC has not issued any stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Preliminary Prospectus, nor has the SEC instituted or threatened to institute proceedings with respect to such an order. No stop order suspending the sale of the Shares in any jurisdiction designated by the Representatives as provided for in Section 6(f) hereof has been issued, and no proceedings for that purpose have been instituted or threatened. Spectrum Control has complied in all material respects with all requests of the SEC, or requests of which Spectrum Control has been advised of any state or foreign securities commission in a state or foreign jurisdiction designated by the Representatives as provided for in Section 6(f) hereof, for additional information to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus. Each Preliminary Prospectus conformed to all the requirements of the Act and the Regulations as of its date in all material respects and did not as of its date contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon and in conformity with information supplied to Spectrum Control in writing by or on behalf of any Underwriter through the Representatives expressly for use therein. The Registration Statement, on the date on which it was declared effective by the SEC (the "Effective Date") and when any post-effective amendment thereof shall become effective, and the Prospectus, at the time it is filed with the SEC including, if applicable, pursuant to Rule 424(b), and on the Closing Date (as defined in Section 4 hereof) and any Option Closing Date (as defined in Section 5(b) hereof), conformed and will conform in all material respects to all the requirements of the Act and the Regulations, and did not and will not, on any of such dates, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to Spectrum Control in writing by or on behalf of any Underwriter through the Representatives expressly for use therein.

       (c) The documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they were filed with the SEC, complied in all material respects with the requirements of the Act

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or the Securities Exchange Act of 1934, as amended ("Exchange Act"), as the case may be, and the Rules and Regulations of the Act and the Exchange Act. In addition, any documents filed with the SEC and incorporated by reference subsequent to the Effective Date of the Registration Statement shall, when so filed, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, and the rules and regulations thereof. No documents when filed (or if amendments to such documents, when such amendment was filed) contained any untrue statement of material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

      (d) Spectrum Control is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, with all necessary power and authority, corporate and otherwise, and all required licenses, permits, certifications, registrations, approvals, consents and franchises to own or lease and operate its properties, except where the failure to have such licenses, permits, certifications, registrations, approvals, consents and franchises would not have a material adverse effect on Spectrum Control's properties, and to conduct its current business as described in the Prospectus, and to execute, deliver and perform this Agreement. Spectrum Control Technology ("Spectrum Technology"), Inc., a Delaware corporation, is a wholly-owned subsidiary of Spectrum Control. Spectrum Polytronics, Inc. ("Spectrum Polytronics"), a Pennsylvania corporation, is a subsidiary of Spectrum Control. Spectrum Engineering International, Inc. ("Spectrum Engineering"), a Delaware corporation, is a wholly-owned subsidiary of Spectrum Control. Spectrum Control, Inc. (Delaware) ("Spectrum Control (Delaware)"), a Delaware corporation, is a wholly-owned subsidiary of Spectrum Control. Spectrum Control, GmbH ("Spectrum GmbH"), a corporation organized in Germany, is a wholly-owned subsidiary of Spectrum Control. Spectrum Control de Mexico S.A. ("Spectrum Control Mexico"), a corporation organized in Mexico, is a subsidiary of Spectrum Control. Spectrum Control's subsidiaries are hereinafter referred to each as a "Subsidiary" and collectively the "Subsidiaries." Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was incorporated, with all necessary power and authority, corporate and otherwise, and all required licenses, permits, certifications, registrations, approvals, consent and franchises to own or lease and operate its properties, except where the failure to have such licenses, permits, certifications, registrations, approvals, consents and franchises would not have a material adverse effect on Spectrum Control's properties, and conduct its current business. Spectrum Control and each Subsidiary are duly qualified to do business as foreign corporations, and are in good standing, in all jurisdictions in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the general affairs, properties, condition (financial or otherwise), results of operations, shareholders' equity, business or prospects (collectively, the "Business Condition") of Spectrum Control and its Subsidiaries taken as a whole.

      (e) The outstanding shares of capital stock of Spectrum Technology, Spectrum Engineering, Spectrum Control (Delaware) and Spectrum GmbH have been duly authorized and validly issued, are fully paid and non-assessable and are owned by Spectrum

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Control free and clear of all liens, encumbrances and security interests; the outstanding shares of capital stock of Spectrum Polytronics have been duly authorized and validly issued, are fully paid and non-assessable and are owned by Spectrum Control and ______________ free and clear of all liens, encumbrances and security interests; the outstanding shares of capital stock of Spectrum Control Mexico have been duly authorized and validly issued, are fully paid and non-assessable and are owned by Spectrum Control and Richard A. Southworth free and clear of all liens, encumbrances and security interests; and no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into, shares of capital stock or ownership interests in the Subsidiaries or securities convertible into or exchangeable for capital stock of, or other ownership interests in, the Subsidiaries are outstanding except as disclosed in the Prospectus. Neither Spectrum Control nor its Subsidiaries owns any stock or other interest whatsoever, whether equity or debt, in any corporation, partnership or other entity other than Spectrum Control's ownership of its Subsidiaries.

       (f) This Agreement has been duly authorized, executed and delivered by Spectrum Control and constitutes its legal, valid and binding obligation, enforceable against Spectrum Control in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to applicability of general principles of equity and except, as to this Agreement, as rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

       (g) The execution, delivery and performance of this Agreement and the transactions contemplated herein, do not and will not, with or without the giving of notice or the lapse of time, or both, (i) conflict with any term or provision of Spectrum Control's Articles of Incorporation or Bylaws; (ii) result in a breach of, constitute a default under, result in the termination or modification of, result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties of Spectrum Control or its Subsidiaries or require any payment by Spectrum Control or its Subsidiaries or impose any liability on Spectrum Control or its Subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, commitment or other agreement or instrument to which Spectrum Control or its Subsidiaries is a party or by which any of their properties are bound or affected other than this Agreement; (iii) assuming compliance with Blue Sky laws and the rules of the National Association of Securities Dealers, Inc. (the "NASD") applicable to the offer and sale of the Shares, violate any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over Spectrum Control or its Subsidiaries or any of its respective properties or businesses; or (iv) result in a breach, termination or lapse of Spectrum Control's or its Subsidiaries' corporate power and authority to own or lease and operate its respective properties and conduct their respective businesses.

       (h) At the date or dates indicated in the Prospectus, Spectrum Control had the duly authorized and outstanding capitalization set forth in the Prospectus under the

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caption "Capitalization" and will have, as of the issuance of the Firm Shares on the Closing Date, the as adjusted capitalization set forth therein as of the date indicated in the Prospectus. On the Effective Date, the Closing Date and any Option Closing Date, there will be no options or warrants or other outstanding rights to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of Spectrum Control or securities convertible into or exchangeable for capital stock of Spectrum Control, except as described in the Prospectus or the grant of options after the date of the Prospectus under option plans of the Company described in the Prospectus. The information in the Prospectus insofar as it relates to all outstanding options and other rights to acquire securities of Spectrum Control as of the Effective Date and immediately prior to the Closing Date and any Option Closing Date is true and correct in all material respects.

       (i) The currently outstanding shares of Spectrum Control's capital stock have been duly authorized and are validly issued, fully paid and non-assessable, and none of such outstanding shares of Spectrum Control's capital stock has been issued in violation of any preemptive rights of any security holder of Spectrum Control. The holders of the outstanding shares of Spectrum Control's capital stock are not subject to personal liability solely by reason of being such holders. All previous offers and sales of the outstanding shares of Spectrum Control's capital stock, whether described in the Registration Statement or otherwise, were made in conformity with applicable federal, state and foreign securities laws. The authorized capital stock of Spectrum Control, including, without limitation, the outstanding Common Stock, the Shares being issued, and the outstanding options to purchase shares of Common Stock and the outstanding warrants to purchase Common Stock conform in all material respects with the descriptions thereof in the Prospectus, and such descriptions conform in all material respects with the instruments defining the same.

       (j) When the Shares have been duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and non-assessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. The certificates representing the Shares (to the extent certificates are issued) and when duly delivered against payment therefor as contemplated herein, will be in proper legal form under, and conform in all respects to the requirements of, the Pennsylvania Business Corporation law, as amended (the "PBCL"). Neither the filing of the Registration Statement nor the offering or sale of Shares as contemplated by this Agreement gives any security holder of Spectrum Control any rights for or relating to the registration of any Common Stock or any other capital stock of Spectrum Control (except as to rights which have been exercised or waived) or any rights to convert or have redeemed or otherwise receive anything of value with respect to any other security of Spectrum Control.

       (k) No consent, approval, authorization, order, registration, license or permit of, or filing or registration with, any court, government, governmental agency, instrumentality or other regulatory body or official is required for the valid and legal execution,

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delivery and performance by Spectrum Control of this Agreement and the consummation of the transactions contemplated hereby or described in the Prospectus, except such as may be required for the registration of the Shares under the Act, the Exchange Act, and for compliance with the applicable state securities or Blue Sky laws or the Bylaws, rules and other pronouncements of the NASD.

      (l) The Common Stock (including the Shares) is registered pursuant to
Section 12(g) of the Exchange Act. The issued and outstanding shares of Common Stock are included for quotation on the Nasdaq National Market. Neither Spectrum Control nor, to Spectrum Control's knowledge, any other person has taken any action designed to cause, or likely to result in, the termination of the registration of the Common Stock under the Exchange Act. Spectrum Control has not received any notification that the SEC or the Nasdaq National Market is contemplating terminating such registration or inclusion.

      (m) The statements in the Registration Statement and Prospectus, insofar as they are descriptions of or references to contracts, agreements or other documents, are accurate in all material respects and present or summarize fairly, in all material respects, the information required to be disclosed under the Act or the Regulations, and there are no contracts, agreements or other documents, instruments or transactions of any character required to be described or referred to in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that have not been so described, referred to or filed, as required.

      (n) Each contract or other instrument (however characterized or described) to which Spectrum Control or its Subsidiaries is a party or by which any of its respective properties or businesses is bound or affected and which is material to the conduct of Spectrum Control's or its Subsidiaries', business has been duly and validly executed by Spectrum Control and, to the knowledge of Spectrum Control, by the other parties thereto. Each such material contract or other instrument is in full force and effect and is enforceable in all material respects against the parties thereto in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to applicability of general principles of equity, and Spectrum Control or its Subsidiaries are not, and to the knowledge of Spectrum Control, no other party is, in default thereunder, and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default under any such contract or other instrument. All necessary consents under such contracts or other instruments to the disclosure in the Prospectus with respect thereto have been obtained.

      (o) The consolidated financial statements of Spectrum Control (including the notes thereto) filed as part of any Preliminary Prospectus, the Prospectus and the Registration Statement present fairly, in all material respects, the financial position of Spectrum Control as of the respective dates thereof, and the results of operations and cash flows of Spectrum Control for the periods indicated therein, all in conformity with generally accepted

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accounting principles ("GAAP"). The supporting notes included in the
Registration Statement fairly state in all material respects the information required to be stated therein in relation to the financial statements taken as a whole. The financial information included in the Prospectus under the captions "Summary Consolidated Financial Information," and "Selected Consolidated Financial Data" presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The unaudited pro forma adjustments to financial information included in the Registration Statement have been properly applied to the historical amounts in the compilation of that information to reflect the sale by Spectrum Control and the Selling Shareholders of 2,060,584 shares of Common Stock offered thereby at an assumed offering or actual price set forth in the Preliminary Prospectus or the Prospectus, as the case may be, and the application of the estimated net proceeds therefrom.

       (p) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been (i) any material adverse change (including, whether or not insured against, any material loss or damage to any material assets), or development involving a prospective material adverse change, in the Business Conditions of Spectrum Control; (ii) any material adverse change, loss, reduction, termination or non-renewal of any material contract to which Spectrum Control or its Subsidiaries is a party; (iii) any transaction entered into by Spectrum Control or its Subsidiaries not in the ordinary course of its business that is material to Spectrum Control or its Subsidiaries; (iv) any dividend or distribution of any kind declared, paid or made by Spectrum Control or its Subsidiaries on its capital stock, except for and to the extent described in the Prospectus; (v) any liabilities or obligations, direct or indirect, incurred by Spectrum Control or its Subsidiaries that are material to Spectrum Control or its Subsidiaries; (vi) any change in the capitalization of Spectrum Control or its Subsidiaries; or (vii) any change in the indebtedness of Spectrum Control or its Subsidiaries that is material to Spectrum Control or its Subsidiaries. Spectrum Control and its Subsidiaries do not have any contingent liabilities or obligations that are material and that are not expressly disclosed in the Prospectus.

       (q) Spectrum Control has not distributed, and will not distribute, any offering material in connection with the offering and sale of the Shares other than the Registration Statement, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Act and the Regulations. Neither Spectrum Control nor any of its officers, directors or affiliates has taken, nor shall Spectrum Control or such persons take, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock.

       (r) Spectrum Control and its Subsidiaries have filed with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns that are required to be filed or have duly obtained extensions of time for the filing thereof and have paid all taxes shown on such returns or otherwise due and

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all material assessments received by them to the extent that the same have become due. Neither Spectrum Control nor its subsidiaries have executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income or other tax and neither Spectrum Control nor its Subsidiaries is a party to any pending action or proceeding by any foreign or domestic governmental agency for the assessment or collection of taxes, and no claims for assessment or collection of taxes have been asserted against Spectrum Control or its Subsidiaries that might materially adversely affect the Business Conditions of Spectrum Control or its Subsidiaries.

       (s) Ernst & Young LLP, which has given its report(s) on certain financial statements included as part of the Registration Statement, is a firm of independent certified public accountants as required by the Act and the Regulations with respect to Spectrum Control.

       (t) Neither Spectrum Control nor its Subsidiaries are in violation of, or in default under, any of the terms or provisions of (i) its Articles or Certificate of Incorporation or Bylaws or similar governing instruments, (ii) any indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument to which it is a party or by which it or any of its assets or properties is bound or affected, (iii) any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over it or any of its properties or business, or (iv) any license, permit, certification, registration, approval, consent or franchise, except with respect to clause (ii), (iii) or (iv) above, where any such default would be reasonably expected to have a material adverse effect on the Business Conditions of Spectrum Control or its Subsidiaries.

       (u) Except as expressly disclosed in the Prospectus, there are no claims, actions, suits, protests, proceedings, arbitrations, investigations or inquiries pending before, or, to Spectrum Control's knowledge, threatened or contemplated by, any governmental agency, instrumentality, court or tribunal, domestic or foreign, or before any private arbitration tribunal to which Spectrum Control or its Subsidiaries are or may be made a party that could reasonably be expected to affect the validity of any of the outstanding Common Stock or its Subsidiaries, or that, if determined adversely to Spectrum Control or its Subsidiaries would, in any case or in the aggregate, result in any material adverse effect on the Business Conditions of Spectrum Control or its Subsidiaries, nor to Spectrum Control's knowledge is there any reasonable basis for any such claim, action, suit, protest, proceeding, arbitration, investigation or inquiry. There are no outstanding orders, judgments or decrees of any court, governmental agency, instrumentality or other tribunal enjoining Spectrum Control or its Subsidiaries from, or requiring Spectrum Control or its Subsidiaries to take or refrain from taking, any action, or to which Spectrum Control or its Subsidiaries or their properties, assets or businesses are bound or subject.

       (v) Spectrum Control and each Subsidiary owns, or possesses adequate rights to use, all patents, patent applications, trademarks, trademark registrations, applications for trademark registration, trade names, service marks, licenses, inventions, copyrights, know-how (including any unpatented and/or unpatentable proprietary or confidential technology, information, systems, design methodologies and devices or procedures developed or derived from or for Spectrum Control's business), trade secrets, confidential information, processes and formulations and other proprietary information necessary for, used in, or proposed to be used in, the conduct of the business of Spectrum Control as described in the Prospectus (collectively, the "Intellectual Property"). To Spectrum Control's knowledge, Spectrum Control or its Subsidiaries have not infringed, are not infringing and Spectrum Control and its Subsidiaries have not received any notice of conflict with, the asserted rights of others with respect to the Intellectual Property that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could materially adversely affect the Business Conditions of Spectrum Control or its Subsidiaries, and Spectrum Control knows of no reasonable basis therefor. To the knowledge of Spectrum Control, no other parties have infringed upon or are in conflict with any Intellectual Property. Neither Spectrum Control nor its Subsidiaries is a party to, or bound by, any agreement, material to the conduct of Spectrum Control and its Subsidiaries' business, pursuant to which royalties, honorariums or fees are payable by Spectrum Control or its Subsidiaries to any person by reason of the ownership or use of any Intellectual Property.

       (w) Spectrum Control and each Subsidiary has good and marketable title to all property described in the Prospectus as being owned by it, free and clear of all liens, security interests, charges or encumbrances and the like, except such as are expressly described or referred to in the Prospectus or such as do not materially adversely affect the Business Conditions or the conduct of the business of Spectrum Control and its Subsidiaries as described in the Prospectus. Spectrum Control and its Subsidiaries, as applicable, has insured its property against loss or damage by fire or other casualty, in amounts reasonably believed by Spectrum Control to be adequate, and maintains insurance against such other risks as management of Spectrum Control deems appropriate. All real and personal property leased by Spectrum Control as described or referred to in the Prospectus, is held by Spectrum Control under valid leases. The executive offices and other facilities of Spectrum Control or its Subsidiaries (the "Premises"), and all operations presently or formerly conducted thereon by Spectrum Control or its Subsidiaries or any predecessors thereof, are now and, since Spectrum Control or one of its Subsidiaries began to use such Premises, always have been and, to the knowledge of Spectrum Control prior to when Spectrum Control or one of its Subsidiaries began to use such Premises, always had been, in compliance with all federal, state and local statutes, ordinances, regulations, rules, standards and requirements of common law concerning or relating to industrial hygiene and the protection of health and the environment (collectively, "the Environmental laws"), except to the extent that any failure in such compliance would not materially adversely affect the Business Conditions of Spectrum Control or its Subsidiaries. There are no conditions on, about, beneath or arising from the Premises, in close proximity to the Premises or at any other location that might give rise to liability, the imposition of a statutory lien or require a "Response,"

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"Removal" or "Remedial Action," as defined herein, under any of the
Environmental laws, and that would materially adversely affect the Business Conditions of Spectrum Control except as described in the Prospectus. Except as expressly disclosed in the Prospectus, or which will not materially adversely affect the Business Conditions of Spectrum Control or its Subsidiaries (i) neither Spectrum Control nor its Subsidiaries has received notice or has knowledge of any claim, demand, investigation, regulatory action, suit or other action instituted or threatened against Spectrum Control or its Subsidiaries or any portion of the Premises or any parcel in close proximity to the Premises relating to any of the Environmental laws and (ii) neither Spectrum Control nor its Subsidiaries has received any notice of material violation, citation, complaint, order, directive, request for information or response thereto, notice letter, demand letter or compliance schedule to or from any governmental or regulatory agency arising out of or in connection with "hazardous substances" (as defined by applicable Environmental laws) on, about, beneath, arising from or generated at the Premises, near the Premises or at any other location. As used in this subsection, the terms "Response," "Removal" and "Remedial Action" shall have the respective meanings assigned to such terms under Sections 101
(23)-101(25) of the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. 9601(23)-9601(25).

       (x) Spectrum Control and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that:
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

       (y) Except for the plans that are expressly disclosed in the Prospectus, or plans that need not be disclosed in the Prospectus pursuant to the Act, neither Spectrum Control nor its Subsidiaries has any employee benefit plan, profit sharing plan, employee pension benefit plan or employee welfare benefit plan or deferred compensation arrangements ("Plans") that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder ("ERISA"). All Plans that are subject to ERISA are in compliance with ERISA, in all material respects, and, to the extent required by the Internal Revenue Code of 1986, as amended (the "Code"), in compliance with the Code in all material respects. Neither Spectrum Control nor its Subsidiaries has any employee pension benefit plan that is subject to Part 3 of Subtitle B of Title I of ERISA or any defined benefit plan or multi-employer plan. Neither Spectrum Control nor its Subsidiaries has maintained retiree life or retiree health insurance plans that are employee welfare benefit plans providing for continuing benefit or coverage for any employee or any beneficiary of any employee after such employee's termination of employment, except as required by Section 4980B of the Code and except as disclosed in the Prospectus and except as would not be required to be disclosed in the Prospectus.

No fiduciary or other party in interest with respect to any of the Plans has caused any of such Plans to engage in a prohibited transaction as defined in
Section 406 of ERISA. As used in this subsection, the terms "defined benefit plan," "employee benefit plan," "employee pension benefit plan," "employee welfare benefit plan," "fiduciary" and "multiemployer plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

       (z) No labor dispute exists with Spectrum Control's employees, and to Spectrum Control's knowledge, no such labor dispute is threatened. Except as disclosed in the Prospectus, Spectrum Control has no knowledge of any existing or threatened labor disturbance by the employees of any of the principal suppliers, contractors or customers of Spectrum Control that would materially adversely affect the Business Conditions of Spectrum Control and its Subsidiaries. None of Spectrum Control's employees is covered by a collective bargaining agreement and to the knowledge of Spectrum Control no union organizing activity exists with respect to any of such employees.

          (aa) Spectrum Control has not incurred any liability for any finder's fees or similar payments in connection with the transactions contemplated herein other than as disclosed in the Prospectus.

          (bb) The conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

          (cc) Spectrum Control is familiar with the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and Spectrum Control intends to conduct, its affairs in such a manner as to ensure that it will not be an "investment company" within the meaning of the 1940 Act and the rules and regulations thereunder.

          (dd) No statement, representation, warranty or covenant made by Spectrum Control in this Agreement or in any certificate or document required by this Agreement to be delivered to the Representatives is, or as of the Closing Date or any Option Closing Date will be, inaccurate, untrue or incorrect in any material respect. No transaction has occurred or is proposed between or among Spectrum Control and any of its respective officers, directors or shareholders or any affiliate of the foregoing that is required to be described in and is not described in the Registration Statement and the Prospectus.

          (ee) Except as disclosed in the Prospectus and except as would not be required to be disclosed in the Prospectus under the Act and the Regulations, Spectrum Control and its Subsidiaries have not engaged in any transactions involving the purchase or disposition of property, the payment or distribution of cash or other property, the lending or borrowing of money, the guarantying of obligations, the provision of services or any similar transaction with (i) any shareholder, employee or director, or any advisor or consultant of Spectrum Control and its Subsidiaries, or (ii) any entity (including eleemosynary organizations) in or for which any of such persons is an employee, director, advisor, consultant or interest holder, or (iii) any family member of any of such persons.

          (ff) Spectrum Control and its Subsidiaries maintains statements of corporate policy regarding ethics, compliance programs, conflicts of interests, bribery, foreign corrupt practices, securities trading and the like. To the knowledge of Spectrum Control, there has not occurred any material violation of any of such policies by Spectrum Control or any officers, directors, shareholders, employees, representatives or agents thereof. Neither Spectrum Control or its Subsidiaries, nor any officer, director, employee, partner, agent or other person acting on behalf of Spectrum Control or its Subsidiaries has, directly or indirectly, given or agreed to give any money, property or similar benefit or consideration to any customer or supplier (including any employee or agent of any customer or supplier) or official or employee of any agency or instrumentality of any government (foreign or domestic) or political party or candidate for office (foreign or domestic) or any other person who was, is or in the future may be in a position to affect the Business Conditions of Spectrum Control and its Subsidiaries or any actual or proposed business transaction of Spectrum Control or its Subsidiaries that (i) could subject Spectrum Control or its Subsidiaries to any liability (including, but not limited to, the payment of monetary damages) or penalty in any civil, criminal or governmental action or proceeding that would have a material adverse effect on the Business Conditions of Spectrum Control and its Subsidiaries or (ii) with respect to Spectrum Control or its Subsidiaries or any officer or director thereof, violates any law, rule or regulation to which Spectrum Control or its Subsidiaries is subject.

          (gg) no unregistered securities of Spectrum Control have been sold by the Company or on behalf of Spectrum Control by any person or persons controlling, controlled by, or under common control with Spectrum Control within the three years prior to the date hereof, except as expressly disclosed in the Registration Statements.

          (hh) each officer and director of Spectrum Control and each of its Subsidiaries and all other persons listed on Schedule III hereto has executed an agreement in a form reasonably satisfactory to the Representatives that such person will not, for the period specified in such agreement (the "Lock-up Period"), offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any Common Stock, any options or warrants to purchase any Common Stock or any securities convertible into or exchangeable for Common Stock (collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than as specified in such agreement or with the prior written consent of the Representatives. Spectrum Control has provided to counsel for the Underwriters a complete and accurate list of all securityholders of Spectrum Control and the number and type of securities held by each securityholder. Spectrum Control has provided to counsel for the Underwriters true, accurate and complete copies of all of the agreements pursuant to which its officers, directors and shareholders have agreed to such or similar restrictions (the "Lock-Up Agreements").

     Any certificate signed by any officer of Spectrum Control in such capacity and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by Spectrum Control as the case may be, to the several Underwriters as to the matters covered thereby.

     2. Representations and Warranties of the Selling Shareholders. Each of the Selling Shareholders severally represent and warrant to and agree with, each Underwriter that:

          (a) Such Selling Shareholder has duly executed and delivered a Custody Agreement (the "Custody Agreement"), in the form heretofore delivered to the Representatives, with ChaseMellon Shareholder Services, L.L.C. as custodian (the "Custodian"). Such Selling Shareholder has duly executed and delivered a power of attorney as provided for in the Custody Agreement and in the form heretofore delivered to the Representatives, (the "Power of Attorney") appointing Richard
A. Southworth and John P. Freeman as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact"). The Attorneys-in-Fact are authorized to execute, deliver and perform this Agreement on behalf of such Selling Shareholder, including, without limitation, the authority to determine the purchase price to be paid to each Selling Shareholder by the Underwriters as set forth in Section 3 of this Agreement. Certificates in negotiable form representing the Shares to be sold by each Selling Shareholder hereunder shall be, following exercise of the warrant pursuant to which such Shares are issued, deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Shareholder agrees that the Shares represented by the certificates to be on deposit with the Custodian pursuant to the Custody Agreement are held for the purpose of delivery pursuant to this Agreement. Such Selling Shareholder agrees that the Shares represented by the certificates to be deposited with the Custodian are subject to the interests of the Underwriters hereunder, that the arrangements made for such custody and the appointment of the Attorneys-in-Fact are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement, by any act of such Selling Shareholder, by operation of law or otherwise, whether by the dissolution, reorganization, death, incapacity or other such event should occur before the delivery of the Shares to be sold by the affected Selling Shareholder hereunder, the certificates for such Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement, as if such dissolution, reorganization, death, incapacity, or other event had not occurred, regardless of whether or not the Custodian or Attorneys-in-Fact shall have received notice thereof;

          (b) Such Selling Shareholder has all requisite right, power and authority to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder, and this Agreement, the

Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Shareholder and constitute the legal, valid and binding obligations of such Selling Shareholder enforceable in accordance with their respective terms;

          (c) The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby and by the Prospectus, the Custody Agreement and the Power of Attorney do not and shall not, with or without the giving of notice or lapse of time or both, (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any Shares is bound, or (B) violate any existing, applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any Shares;

          (d) All authorizations, approvals and consents necessary for the valid execution and delivery by such Selling Shareholder of the Custody Agreement and the Power of Attorney, the execution and delivery by or on behalf of such Selling Shareholder of this Agreement, and the sale and delivery of the shares to be sold by such Selling Shareholder hereunder (other than, at the time of the execution thereof, the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under the state securities or Blue Sky laws and the Bylaws, rules and pronouncements of the NASD), have been obtained and are in full force and effect;

          (e) Such Selling Shareholder, following exercise of the warrant pursuant to which such Shares are issued, on the Closing Date and any Option Closing Date will be, the lawful owner of the Shares to be sold by such Selling Shareholder pursuant to this Agreement. On the Closing Date and any Option Closing Date, such Selling Shareholder will have good and marketable title to such Shares, free and clear of all liens, encumbrances, security interests or other restrictions (other than those created under the Custody Agreement);

          (f) Such Selling Shareholder, following exercise of the warrant pursuant to which such Shares are issued, on the Closing Date and any Option Closing Date will have, full legal right, power and authorization, and any approval required by law, to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement, the Power of Attorney or the Custody Agreement, and upon delivery of and payment for such Shares hereunder, the several Underwriters will acquire good and marketable title to such Shares free and clear of any lien, claim, security interest, or other encumbrance;

          (g) Such Selling Shareholder is not prompted to sell the Shares to be sold by such Selling Shareholder hereunder by any information concerning Spectrum Control or its Subsidiaries that is not set forth in the Prospectus.

          (h) Such Selling Shareholder has examined the Registration Statement and the Prospectus and the information relating to such Selling Shareholder set forth therein and, as to such information, neither the Registration Statement nor the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (i) Such Selling Shareholder has not incurred any liability for any finder's fee or similar payment in connection with the sale of such Selling Shareholder's Shares hereunder.

          (j) Such Selling Shareholder has not distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statements, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Act and the Regulations. Neither such Selling Shareholder nor any affiliate of such Selling Shareholder has taken or shall take any action designed, or that might be reasonably expected, to cause or result in stabilization or manipulation of the price of the Shares.

     3.  Purchase and Sale of Firm Shares.  On the basis of the representations,
         ---------------------------------
warranties, covenants and agreements contained herein, but subject to the terms and conditions set forth herein, Spectrum Control and each of the Selling Shareholders shall sell the Firm Shares to the several Underwriters at the Offering Price less the Underwriting Discount shown on the cover page of the Prospectus, and the Underwriters, severally and not jointly, shall purchase from Spectrum Control on a firm commitment basis, at the Offering Price less the Underwriting Discount shown on the cover page of the Prospectus, the respective amounts of the Firm Shares set forth opposite their names on Schedule I hereto. In making this Agreement, each Underwriter is contracting severally and not jointly, and except as provided in Sections 5 and 13 hereof, the agreement of each Underwriter is to purchase only that number of Shares specified with respect to that Underwriter in Schedule I hereto. The Underwriters shall offer the Shares to the public as set forth in the Prospectus.

     4.  Payment and Delivery.  Payment for the Firm Shares shall be made by
         ---------------------
certified or official bank check or checks payable to the order of Spectrum Control and the Selling Shareholders in New York Clearing House (next day) funds, at the offices of Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, Pennsylvania, or in immediately available funds wired to such accounts as Spectrum Control may specify (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds, including, but not limited to, interest or cost of funds and expenses, to be borne by Spectrum Control), against delivery of the Firm Shares to the Representatives at the offices of Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, Pennsylvania for the respective accounts of the Underwriters. Such payment and delivery will be made at 10:00 a.m., Philadelphia, Pennsylvania time, on the third business day after the date of this Agreement, or at such other time on the same or such other date, not later than seven business days thereafter as shall be designated in writing by the Representatives. Such time and date are referred to herein as the "Closing Date." The Firm Shares to be sold and delivered will be in such denominations and registered in such names as the Representatives request not less than two full business days prior to the Closing Date, and, if certificated, will be made available to the Representatives for inspection, checking and packaging at the Philadelphia correspondent office of Spectrum Control's transfer agent not less than one full business day prior to the Closing Date.

    5.  Option to Purchase Optional Shares.
        -----------------------------------

     (a) For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares as contemplated by the Prospectus, on the basis of the representations, warranties, covenants and agreements contained herein, but subject to the terms and conditions set forth herein, the several Underwriters are hereby granted an option by Spectrum Control to purchase all or any part of the Optional Shares (the "Over-allotment Option"). The purchase price to be paid for the Optional Shares shall be the Offering Price less the Underwriting Discount shown on the cover page of the Prospectus. The Over-allotment Option granted hereby may be exercised by the Representatives on behalf of the several Underwriters as to all or any part of the Optional Shares at any time and from time to time within 30 days after the date of the Prospectus. No Underwriter shall be under any obligation to purchase any Optional Shares prior to an exercise of the Over-allotment Option.

     (b) The Over-allotment Option granted hereby may be exercised by the Representatives on behalf of the several Underwriters by giving notice to Spectrum Control by a letter sent by registered or certified mail, postage prepaid, telex, telegraph, telegram or facsimile (such notice to be effective when received), addressed as provided in Section 15 hereof, setting forth the number of Optional Shares to be purchased, the date and time for delivery of and payment for the Optional Shares and stating that the Optional Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given at least two full business days prior to the Closing Date, the date set forth therein for such delivery and payment shall be not earlier than the Closing Date. If such notice is given after two full business days prior to the Closing Date, the date set forth therein for such delivery and payment shall be a date selected by the Representatives not later than five full business days after the exercise of the Over-allotment Option. The date and time set forth in such a notice is referred to herein as an "Option Closing Date," and a closing held pursuant to such a notice is referred to herein as an "Option Closing." Upon each exercise of the Over-allotment Option, and on the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the several Underwriters shall become severally, but not jointly, obligated to purchase from Spectrum Control the number of Optional Shares specified in each notice of exercise of the Over-allotment Option (allocated among them in accordance with Section 5(c) hereof).

     (c) The number of Optional Shares to be purchased by each Underwriter pursuant to each exercise of the Over-allotment Option shall be the number that bears the same ratio to the aggregate number of Optional Shares being purchased through such Over-allotment Option exercise as the number of Firm Shares opposite the name of such Underwriter in Schedule I hereto bears to the total number of all Firm Shares. Notwithstanding the foregoing, the number of Optional Shares purchased and sold pursuant to each exercise of the Over-allotment Option shall be subject to such adjustment as the Representatives may approve to eliminate fractional shares and subject to the provisions for the allocation of Optional Shares purchased for the purpose of covering over-allotments set forth in the agreement entered into by and among the Underwriters in connection herewith (the "Agreement Among Underwriters").

     (d) Payment for the Optional Shares shall be made to Spectrum Control, by certified or official bank check payable to the order of Spectrum Control, in New York Clearing House (next day) funds, at the offices of Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, Pennsylvania, or such other place as shall be agreed upon by Spectrum Control and the Representatives, or in immediately available funds wired to such accounts as Spectrum Control may specify (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds, including, but not limited to, interest or cost of funds and expenses, to be borne by Spectrum Control), against delivery of the Optional Shares to the Representatives at the offices of Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, Pennsylvania, for the respective accounts of the Underwriters. The Optional Shares to be issued and delivered will be in such denominations and registered in such names as the Representatives request upon reasonable notice prior to such Option Closing Date, and, if certificated, will be made available to the Representatives for inspection, checking and packaging at the Philadelphia correspondent office of Spectrum Control's transfer agent at a reasonable time in advance of such Option Closing Date.

    6.  Certain Covenants and Agreements of Spectrum Control. Spectrum Control
        -----------------------------------------------------
covenants and agrees with the several Underwriters as follows:

     (a) If Rule 430A of the Regulations is employed, Spectrum Control will timely file the Prospectus pursuant to and in compliance with Rule 424(b) of the Regulations and will advise the Representatives of the time and manner of such filing.

     (b) Spectrum Control will not file or publish any amendment or supplement to the Registration Statement, Preliminary Prospectus or Prospectus at any time before the completion (in the opinion of the Underwriters' counsel) of the distribution of the Shares by the Underwriters that is not (i) in compliance with the Regulations and (ii) approved by the Representatives (such approval not to be unreasonably withheld or delayed).

     (c) Spectrum Control will advise the Representatives immediately, and confirm such advice in writing, (i) when any post-effective amendment to the Registration

Statement is filed with the SEC under Rule 462(c) under the Act or otherwise,
(ii) any Rule 462(b) Registration Statement is filed, (iii) of the receipt of any comments from the SEC concerning the Registration Statement, (iv) when any post-effective amendment to the Registration Statement becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed,
(v) of any request of the SEC for amendment or supplementation of the Registration Statement or Prospectus or for additional information, (vi) during the period when the Prospectus is required to be delivered under the Act and Regulations, of the happening of any event as a result of which the Registration Statement or the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, (vii) during the period noted in clause (vi) above, of the need to amend the Registration Statement or supplement the Prospectus to comply with the Act, (viii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, and (ix) of the suspension of the qualification of any of the Shares for offering or sale in any jurisdiction in which the Underwriters intend to make such offers or sales, or the initiation or threatening of any proceedings for any of such purposes known to Spectrum Control. Spectrum Control will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use, and if any such order is issued, to obtain as soon as possible the lifting thereof.

     (d) Spectrum Control has delivered to the Representatives, without charge, as many copies of each Preliminary Prospectus as the Representatives have reasonably requested. Spectrum Control will deliver to the Representatives, without charge, from time to time during the period when delivery of the Prospectus is required under the Act, such number of copies of the Prospectus (as supplemented or amended) as the Representatives may reasonably request. Spectrum Control hereby consents to the use of such copies of the Preliminary Prospectus and the Prospectus for purposes permitted by the Act, the Regulations and the securities or Blue Sky laws of the states or foreign jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. Spectrum Control has furnished or will furnish to the Representatives at least three original signed copies of the Registration Statement as originally filed and of all amendments and supplements thereto, whether filed before or after the Effective Date, at least three copies of all exhibits filed therewith and of all consents and certificates of experts, and will deliver to the Representatives such number of conformed copies of the Registration Statement, including financial statements and exhibits, and all amendments thereto, as the Representatives may reasonably request.

     (e) Spectrum Control will comply with the Act, the Regulations, the Exchange Act and the rules and regulations thereunder so as to permit the continuance of sales of and dealings in the Shares for as long as may be necessary to complete the distribution of the Shares as contemplated hereby.

     (f) Spectrum Control will furnish such information and pay such filing fees and other expenses as may be required, and otherwise cooperate in the registration or qualification of the Shares, or exemption therefrom, for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions in which the Representatives determine to offer the Shares, after consultation with Spectrum Control, and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided, however, that no such qualification shall be required in any jurisdiction where, solely as a result thereof, Spectrum Control would be subject to taxation or qualification as a foreign corporation doing business in such jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.
Spectrum Control will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as is required under the laws of such jurisdictions for such offering and sale. Spectrum Control will furnish such information and pay such filing fees and other expenses as may be required, and otherwise cooperate in the listing of the Shares on the Nasdaq National Market.

     (g) Subject to Section 6(b) hereof, in case of any event (occurring at any time within the period during which, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered under the Act or the Regulations), as a result of which any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain, in the opinion of counsel for the Underwriters, an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend any Preliminary Prospectus or the Prospectus to comply with the Act or the Regulations or any applicable securities or Blue Sky laws, Spectrum Control promptly will prepare and file with the SEC, and any applicable state and foreign securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the several Underwriters such number of copies of such amendments, supplements or documents (in form and substance satisfactory to the Representatives and counsel for the Underwriters) as the Representatives may reasonably request. For purposes of this Section 6(g), Spectrum Control will provide such information to the Representatives, the Underwriters' counsel and counsel to Spectrum Control as shall be necessary to enable such persons to consult with Spectrum Control with respect to the need to amend or supplement the Registration Statement, Preliminary Prospectus or Prospectus or file any document, and shall furnish to the Representatives and the Underwriters' counsel such further information as each may from time to time reasonably request.

     (h) Spectrum Control will make generally available to its security holders not later than 45 days after the end of the period covered thereby, an earnings statement of Spectrum Control (which need not be audited unless required by the Act or the Regulations) that shall comply with Section 11(a) of the Act and Rule 158 thereunder and cover a period of at least 12 consecutive months beginning not later than the first day of Spectrum Control's fiscal quarter next following the Effective Date (or, if later, the effective date of the Rule 462(b) Registration Statement).

     (i) For a period of three years from the Effective Date, Spectrum Control will deliver to the Representatives and, upon request, to each of the
Underwriters: (i) a copy of each report or document, including, without limitation, reports on Forms 8-K, 10-K and 10-Q filed with the SEC on the dates required and (or such similar forms as may be designated by the SEC), registration statements and any exhibits thereto, filed or furnished to the SEC or any securities exchange or the NASD, on the date each such report or document is so filed or furnished; (ii) as soon as practicable, copies of any reports or communications (financial or other) of Spectrum Control mailed to its security holders; and (iii) every material press release in respect of Spectrum Control or its affairs that is released or prepared by Spectrum Control.

     (j) For a period of three years from the Effective Date, Spectrum Control will deliver to the Representatives, subject to execution of an appropriate confidentiality agreement, such additional information concerning the business and financial condition of Spectrum Control as the Representatives may from time to time reasonably request in writing, and which can be prepared or obtained by Spectrum Control without unreasonable effort or expense;

     (k) During the course of the distribution of the Shares, Spectrum Control will not take, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock.

     (l) Spectrum Control has caused each person listed on Schedule III hereto to execute an agreement (a "Lock-up Agreement") in form and substance satisfactory to the Representatives and the Underwriters' counsel which provides that for a period of 90 days from the date of the final Prospectus, as amended or supplemented, such persons will not, without the prior written consent of the Representatives, directly or indirectly, sell, offer or contract to sell or grant any option to purchase or otherwise dispose of any shares of Common Stock (or any securities convertible into or exercisable or exchangeable for any shares of Common Stock). Spectrum Control has delivered such agreements to the Representatives prior to the date of this Agreement. Appropriate stop transfer instructions will be issued by Spectrum Control to the transfer agent for the Common Stock, and a copy of such instructions will be delivered to the Representatives.

     (m) For a period of 90 days after the Effective Date, Spectrum Control will not, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any Common Stock or any securities convertible into or exercisable for any Common Stock or grant options to purchase any Common Stock, except (i) the issuance of Common Stock upon the exercise of currently outstanding options and warrants as described in the Prospectus and (ii) the grant of options to purchase Common Stock under Spectrum Control's currently outstanding stock option plans as described in the Prospectus and the issuance of Common Stock upon the exercise thereof.

     (n) For a period of three years from the Effective Date, Spectrum Control will use all reasonable efforts to maintain the listing of the Common Stock (including, without limitation, the Shares) on the Nasdaq National Market or on a national securities exchange.

     (o) Spectrum Control shall, at its sole cost and expense, supply and deliver to the Representatives and the Underwriters' counsel, within a reasonable period from the Closing Date, transaction binders in such number and in such form and content as the Representatives reasonably request.

     (p) Spectrum Control will use the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the description set forth in the Prospectus.

    7. Certain Covenants and Agreements of the Selling Shareholders. Each Selling Shareholder severally agrees with the several Underwriters as follows:

     (a) Each Selling Shareholder will cooperate to the extent reasonably necessary to cause the registration statement or any post-effective amendment thereto to become effective at the earliest possible time.

     (b) Each Selling Shareholder will pay all Federal and other taxes, if any, on the transfer or sale of the Shares being sold by the Selling Shareholder to the Underwriters.

     (c) Each Selling Shareholder will do or perform all things reasonably required to be done or performed by the Selling Shareholder prior to the Closing Date or any Option Closing Date, as the case may be, to satisfy all conditions precedent to the delivery of his or its Shares pursuant to this Agreement.

     (d) Except as stated in this Agreement and in the Preliminary Prospectus and the Prospectus, each Selling Shareholder will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     (e) Each Selling Shareholder will advise the Representatives promptly, and if requested by the Representatives, will confirm such advice in writing, of any change in information relating to the Selling Shareholder relating to any matter stated in the Prospectus or any amendment or supplement thereto which comes to the attention of the Selling Shareholder that suggests that any statement relating to the Selling Shareholder made in the Registration Statement or the Prospectus (as then amended or supplemented, if amended or supplemented) is or may be untrue in any material respect or that the Registration Statement or Prospectus (as then amended or supplemented, if amended or supplemented) omits or may omit to state a material fact or a fact necessary to be stated therein in order to make the statements relating to the Selling Shareholder therein not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented, if amended or supplemented) in order to comply with the Act or any other law.

    8.   Payment of Fees and Expenses.
         -----------------------------

     (a) Whether or not the transactions contemplated by this Agreement are consummated and regardless of the reason this Agreement is terminated, Spectrum Control will pay or cause to be paid, and bear or cause to be borne, all costs and expenses incident to the performance of the obligations of Spectrum Control and the Selling Shareholders under this Agreement, including: (i) the fees and expenses of the accountants and counsel for Spectrum Control incurred in the preparation of the Registration Statement and any post-effective amendments thereto (including financial statements and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; (ii) printing and mailing expenses associated with the Registration Statement and any post-effective amendments thereto, any Preliminary Prospectus, the Prospectus, this Agreement, the Agreement Among Underwriters, and related documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Shares and the Blue Sky Memorandum (and any supplement thereto); (iii) the costs and expenses (other than fees and expenses of the Underwriters' counsel, except such fees incurred in connection with Blue Sky and NASD filings or exemptions as provided herein) incident to the authentication, issuance, sale and delivery of the Shares to the Underwriters; (iv) the fees, expenses and all other costs of qualifying the Shares for sale under the securities or Blue Sky laws of those states or foreign jurisdictions in which the Shares are to be offered or sold, including the reasonable fees and expenses of Underwriters' counsel and such local counsel as may have been reasonably required and retained for such purpose, except such fees shall not exceed $15,000; (v) the fees, expenses and other costs of, or incident to, securing any review or approvals by or from the NASD, including the reasonable fees and expenses of the Underwriters' counsel, subject to the limitation on fees set forth in clause
(iv) above; (vi) the filing fees of the SEC; (vii) the cost of furnishing to the Underwriters copies of the Registration Statement, Preliminary Prospectuses and Prospectuses as herein provided; (viii) Spectrum Control's travel expenses in connection with meetings with the brokerage community and institutional investors; (ix) the costs and expenses associated with settlement in same day funds

(including, but not limited to, interest or cost of funds expenses), if desired by Spectrum Control; (x) any fees or costs payable to the Nasdaq National Market as a result of the offering; (xi) the cost of printing certificates for the Shares; (xii) the costs and charges of any transfer agent; (xiii) the reasonable costs of advertising the offering, including, without limitation, with respect to the placement of "tombstone" advertisements in publications selected by the Representatives; (xiv) all taxes, if any, on the issuance, delivery and transfer of the Shares sold by Spectrum Control; and (xv) all other costs and expenses reasonably incident to the performance of Spectrum Control's obligations hereunder that are not otherwise specifically provided for in this Section 6(a); provided, however, that except as specifically set forth in Section 6(c) hereof, the Underwriters shall be responsible for their out-of-pocket expenses, including those associated with meetings with the brokerage community and institutional investors, other than Spectrum Control's travel expenses, and the fees and expenses of their counsel for other than with respect to Blue Sky and NASD matters within the fee limitations set forth above.

     (b) Spectrum Control shall pay as due any state or foreign registration, qualification and filing fees and any accountable out-of-pocket disbursements in connection with such registration, qualification or filing in the states and foreign jurisdictions in which the Representatives determine to offer or sell Shares.

     (c) If (i) the Underwriters are willing to proceed with the offering, and the transactions contemplated by this Agreement are not consummated because Spectrum Control elects not to proceed with the offering for any reason or (ii) the Representatives terminate this Agreement pursuant to Section 12(b)(i), (iv) or (vii) hereof, then Spectrum Control will reimburse the Representatives for their out-of-pocket expenses, including, without limitation, fees and disbursements of counsel for the Underwriters, incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder not to exceed $250,000; provided, however, that the Underwriters shall reimburse Spectrum Control any portion of such amount which cannot be accounted for by the Underwriters.

    9.   Conditions of Underwriters' Obligations. The obligation of each
         ----------------------------------------
Underwriter to purchase and pay for the Firm Shares that it has agreed to purchase hereunder on the Closing Date, and to purchase and pay for any Optional Shares as to which it exercises its right to purchase under Section 5 on an Option Closing Date, is subject at the date hereof, the Closing Date and any Option Closing Date to the continuing accuracy and fulfillment of the representations and warranties of Spectrum Control and the Selling Shareholder, to the performance by Spectrum Control and the Selling Shareholder of their covenants and obligations hereunder, and to the following additional conditions:

     (a) If required by the Regulations, the Prospectus shall have been filed with the SEC pursuant to Rule 424(b) of the Regulations within the applicable time period prescribed for such filing by the Regulations. On or prior to the Closing Date or any Option

Closing Date, as the case may be, no stop order or other order preventing or suspending the effectiveness of the Registration Statement (including any document incorporated by reference therein) or the sale of any of the Shares shall have been issued under the Act or any state or foreign securities law, and no proceedings for that purpose shall have been initiated or shall be pending or, to the Representatives' knowledge or the knowledge of Spectrum Control, shall be contemplated by the SEC or by any authority in any jurisdiction designated by the Representatives pursuant to Section 6(f) hereof. Furthermore, there has been no challenge to or comment on any document incorporated by reference in the Prospectus by the SEC. Any request on the part of the SEC or any state or foreign securities authority for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

     (b) All corporate proceedings and other matters incident to the authorization, form and validity of this Agreement, the Shares and the form of the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all material respects to counsel for the Underwriters. Spectrum Control shall have furnished to such counsel all documents and information that they may have reasonably requested to enable them to pass upon such matters. The Representatives shall have received from the Underwriters' counsel, Ballard Spahr Andrews & Ingersoll, LLP an opinion, dated as of the Closing Date and any Option Closing Date, as the case may be, and addressed to the Representatives individually and as Representatives of the several Underwriters, which opinion shall be satisfactory in all respects to the Representatives.

     (c) The NASD shall have indicated it has no objection to the underwriting arrangements pertaining to the sales of any of the Shares.

     (d) The Representatives shall have received a copy of an executed Lock-up Agreement from each person listed on Schedule III hereto.

     (e) The Representatives shall have received at or prior to the Closing Date from the Underwriters' counsel a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the securities or Blue Sky laws of such jurisdictions designated by the Representatives pursuant to
Section 6(f) hereof.

     (f) On the Closing Date and any Option Closing Date, there shall have been delivered to the Representatives signed opinions of Hodgson, Russ, Andrews, Woods & Goodyear LLP, counsel for Spectrum Control and for the Selling Shareholders, dated as of each such date and addressed to the Representatives individually and as Representatives of the several Underwriters to the effect set forth in Exhibits A and B hereto or to such effect as is otherwise reasonably satisfactory to the Representatives.

     (g) At the Closing Date and any Option Closing Date: (i) the Registration Statement and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto shall contain all statements that are required to be stated therein in accordance with the Act and the Regulations and in all material respects shall conform to the requirements of the Act and the Regulations, and neither the Registration Statement nor any post-effective amendment thereto nor the Prospectus and any amendments or supplements thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) since the respective dates as of which information is given in the Registration Statement and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto, except as otherwise stated therein, there shall have been no material adverse change in the Business Conditions of Spectrum Control and its Subsidiaries from that set forth therein, whether or not arising in the ordinary course of business; (iii) since the respective dates as of which information is given in the Registration Statement and the Prospectus or any amendment or supplement thereto, there shall have been no event or transaction, contract or agreement entered into by Spectrum Control or its Subsidiaries other than in the ordinary course of business and as set forth in the Registration Statement or Prospectus, that has not been, but would be required to be, set forth in the Registration Statement or Prospectus; (iv) since the respective dates as of which information is given in the Registration Statement and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto, there shall have been no material adverse change, loss, reduction, termination or non-renewal of any contract to which Spectrum Control or its Subsidiaries is a party, that has not been, but would be required to be set forth in the Registration Statement or Prospectus; and (v) no action, suit or proceeding at law or in equity shall be pending or threatened against Spectrum Control or its Subsidiaries that would be required to be set forth in the Prospectus, other than as set forth therein, and no proceedings shall be pending or threatened against or directly affecting Spectrum Control or its Subsidiaries before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would materially adversely affect the Business Conditions of Spectrum Control and its Subsidiaries.

     (h) The Representatives shall have received at the Closing Date and any Option Closing Date certificates of the Chief Executive Officer and the Chief Financial Officer of Spectrum Control dated as of the date of the Closing Date or Option Closing Date, as the case may be, and addressed to the Representatives, individually and as representatives of the several Underwriters, to the effect that (i) the representations and warranties of Spectrum Control in this Agreement are true and correct in all material respects, as if made at and as of the Closing Date or the Option Closing Date, as the case may be, and that Spectrum Control has complied with all the agreements, fulfilled all the covenants and satisfied all the conditions on its part to be performed, fulfilled or satisfied at or prior to the Closing Date or the Option Closing Date, as the case may be in all material respects, and (ii) the signers of the certificate have carefully examined the Registration Statement and the Prospectus and any amendments or supplements thereto, and the conditions set forth in Section 9(g) hereof have been satisfied.

     (i) The Representatives shall have received at the Closing Date and any Option Closing Date certificates of or on behalf of the Selling Shareholders dated as of the date of the Closing Date or Option Closing Date, as the case may be, and addressed to the Representatives, individually and as representatives of the several Underwriters, to the effect that the Selling Shareholders have read this Agreement carefully, and the representations and warranties of the Selling Shareholders in this Agreement are true and correct in all material respects, as if made at and as of the Closing Date or the Option Closing Date, as the case may be.

     (j) At the time this Agreement is executed and at the Closing Date and any Option Closing Date the Representatives shall have received a letter, dated the date of delivery thereof, addressed to the Representatives, individually and as Representatives of the several Underwriters, in form and substance satisfactory to the Representatives in all respects (including, without limitation, the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) from Ernst & Young LLP:

         (i) confirming they are independent certified public accountants within the meaning of the Act and the Regulations, and stating that the section of the Registration Statement under the caption "Experts" is correct insofar as it relates to them;

         (ii) stating that, in their opinion, the consolidated financial statements, schedules and notes of Spectrum Control audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations;

         (iii) stating that, on the basis of specified procedures, which included a reading of the latest available unaudited interim consolidated financial statements of Spectrum Control (with an indication of the date of the latest available unaudited interim financial statements), a reading of the minutes of the meetings of the shareholders and the Board of Directors of Spectrum Control and the Audit and Personnel, Compensation and Benefits Committees of such Boards and inquiries to certain officers and other employees of Spectrum Control responsible for operational, financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would cause them to believe that (A) the unaudited consolidated financial statements of Spectrum Control included in the Registration Statement and related schedules, if any, (I) do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations, or (II) were not fairly presented in conformity with GAAP or statutory accounting practices on a basis substantially consistent with that of the audited Consolidated Financial Statements and related schedules included in the Registration Statement; or (B) at a specified date not more than five business days prior to the date of such letter, there was any change in the capital stock (other than the issuance of capital stock upon the exercise of options granted under plans disclosed in the Prospectus or otherwise outstanding and disclosed in the Prospectus), increase in long-term debt of Spectrum Control or any decrease in consolidated net current assets or shareholders equity of Spectrum Control as compared with the amounts shown in the May 31, 2000 unaudited balance sheets of Spectrum Control included the Registration Statement or that for the periods from June 1, 2000 to the date of the latest available unaudited financial statements of Spectrum Control and to a specified date not more than five days prior to the date of the letter, there were any decreases, as compared to the corresponding periods in the prior year, in operating income or total or per share amounts of net income, except in all instances for changes, decreases or increases that the Registration Statement discloses have occurred or may occur and except for such other changes, decreases or increases which the Underwriters shall in their sole discretion accept.

         (iv) stating that they have compared specific dollar amounts (or percentages derived from such dollar amounts), numbers of shares and other numerical data and financial information set forth in the Registration Statement that have been specified by the Representatives prior to the date of this Agreement (in each case to the extent that such dollar amounts, percentages and other information is derived from the general accounting records subject to the internal controls of Spectrum Control's accounting systems, or has been derived directly from such accounting records by analysis or comparison or has been derived from other records and analyses maintained or prepared by Spectrum Control) with the results obtained from the application of readings, inquiries and other appropriate procedures set forth in the letter, and found them to be in agreement.

     All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statement for purposes of this subsection.

     (k) The Representatives shall have received from Ernst and Young, LLP a letter addressed to Spectrum Control and made available to the Representatives for the use of the Underwriters stating that their review of Spectrum Control's system of internal accounting controls, to the extent they deem necessary in establishing the scope of their audit of Spectrum Control's consolidated financial statements as of November 30, 1999, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

     (l) There shall have been duly tendered to the Representatives for the respective accounts of the Underwriters, certificates or uncertificated shares representing all of the Shares to be purchased by the Underwriters on the Closing Date or Option Closing Date, as the case may be.

     (m) The issuance and sale of the Shares shall be legally permitted under applicable Blue Sky or state securities laws so long as such sales are made in accordance with the Blue Sky Memorandum;

     (n) The Representatives shall have received copies of the Custody Agreement and Power of Attorney provided for in Section 2(a) hereof for each Selling Shareholder, and such documents shall have been approved in form and substance by the Underwriters' counsel, such approval not to be withheld unreasonably; and

     (o) All corporate and other proceedings and other matters incident to the authorization, form and validity of this Agreement and the form of the Registration Statement and Prospectus and all other legal matters related to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to counsel to the Underwriters. Spectrum Control and the Selling Shareholder shall have furnished to such counsel all documents and information that they shall have reasonably requested to enable them to pass upon such matters.

     (p) At the Closing Date and any Option Closing Date, the Representatives shall have been furnished such additional documents, information and certificates relating to Spectrum Control and its Subsidiaries or the transactions contemplated by this Agreement as they shall have reasonably requested.

     All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Representatives and the Underwriters' counsel. Spectrum Control and the Selling Shareholders shall furnish the Representatives with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request. If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or any Option Closing Date, as the case may be, is not fulfilled, the Representatives may on behalf of the several Underwriters, terminate this Agreement with respect to the Closing Date or such Option Closing Date, as applicable, or, if they so elect, waive any such conditions which have not been fulfilled or extend the time for their fulfillment. Any such termination shall be without liability of the Underwriters to Spectrum Control and the Selling Shareholders.

    10.  Indemnification and Contribution.
         ---------------------------------

     (a) Spectrum Control shall indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of the Act, against any and all loss, liability, claim, damage and expense whatsoever, including, but not limited to, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or in connection with any investigation or inquiry of, or action or proceeding that may be brought against, the respective indemnified parties, arising out of or based upon any breach of Spectrum Control's or the Selling Shareholder's representations and warranties made in this Agreement or any untrue statements or alleged untrue statements of material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, any application or other document filed in any jurisdiction in order to qualify all or any part of the Shares under the securities laws thereof or filed with the SEC or the NASD (in this Section 10 collectively called "application"), or the omission or alleged omission from any of the foregoing of a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing indemnity shall not apply in respect of any statement or omission made in reliance upon and in conformity with written information furnished to Spectrum Control by any Underwriter through the Representatives expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment or supplement thereto, or in any application or in any communication to the SEC, as the case may be; and further provided, however, that the indemnification contained in this Section 10(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the Regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, provided that Spectrum Control has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The obligations of Spectrum Control under this Section 10(a) will be in addition to any liability Spectrum Control and the Selling Shareholders may otherwise have.

     (b) The Selling Shareholders, severally and not jointly, shall indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of the Act, against any and all loss, liability, claim, damage and expense whatsoever, including, but not limited to, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or in connection with any investigation or inquiry of, or action or proceeding that may be bought against, the respective indemnified parties, arising out of or based upon any breach of such Selling Shareholder's representations and warranties made in this Agreement or any untrue statements or alleged untrue statements of material fact pertaining to such Selling Shareholders contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, any application or the omission or alleged omission from any of the foregoing of a material fact pertaining to such Selling Shareholders required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing indemnity shall not apply in respect of any statement or omission made in reliance upon and in conformity with written information furnished to Spectrum Control by any Underwriter through the Representatives expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment or supplement thereto, or in any application or in any communication to the SEC, as the case may be; and further provided, however, that the indemnification contained in this Section 10(b) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such

Underwriter) on account of any such loss, claim, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person with the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, provided that Spectrum Control has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The obligations of the Selling Shareholders under this Section 10(b) will be in addition to any liability the Selling Shareholders may otherwise have.


     (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless Spectrum Control, each of the directors of Spectrum Control, each of the officers of Spectrum Control who shall have signed the Registration Statement, each Selling Shareholder, and each other person, if any, who controls Spectrum Control within the meaning of the Act to the same extent as the foregoing indemnities from Spectrum Control and the Selling Shareholders to the several Underwriters, but only with respect to any and all loss, liability, claim, damage or expense resulting from statements or omissions, or alleged statements or omissions, if any, made in any Preliminary Prospectus, Registration Statement or Prospectus or any amendment or supplement thereof or any application in reliance upon, and in conformity with written information furnished to Spectrum Control by any Underwriter through the Representatives expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereof or any application, as the case may be. The obligations of each Underwriter under this Section 10(c) will be in addition to any liability which such Underwriter may otherwise have.

     (d) If any action, inquiry, investigation or proceeding is brought against any person in respect of which indemnification may be sought pursuant to Section 10(a) (b) or (c) hereof, such person (hereinafter called the "indemnified party") shall, promptly after notification of, or receipt of service of process for, such action, inquiry, investigation or proceeding, notify in writing the party or parties against whom indemnification is to be sought (hereinafter called the "indemnifying party") of the institution of such action, inquiry, investigation or proceeding. The indemnifying party, upon the request of the indemnified party, shall assume the defense of such action, inquiry, investigation or proceeding, including, without limitation, the employment of counsel (reasonably satisfactory to such indemnified party) and payment of expenses. No indemnification provided for in this Section 10 shall be available to any indemnified party who shall fail to give such notice if the indemnifying party does not have knowledge of such action, inquiry, investigation or proceeding to the extent that such indemnifying party has been materially prejudiced by the failure to give such notice, but the omission to so notify the indemnifying party shall not relieve the indemnifying party otherwise than under this Section 10. Such indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or if the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party or if such indemnified party or parties shall have been advised by counsel that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, in any of which events the indemnified party or parties shall be entitled to select counsel to conduct the defense to the extent determined by such counsel to be necessary to protect the interests of the indemnified party or parties, and the reasonable fees and expenses of such counsel shall be borne by the indemnifying party. The indemnifying party shall be responsible for the fees and disbursements of only one such counsel so engaged by the indemnified party or parties. Expenses covered by the indemnification in this Section 10 shall be paid by the indemnifying party as they are incurred by the indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Anything in this Section 10 to the contrary notwithstanding an indemnifying party shall not be liable for any settlement of a claim effected without its written consent, which consent shall not be unreasonably withheld.

     (e) Each Selling Shareholder's aggregate liability under this Section 10 shall be limited to an amount equal to the net proceeds (before deducting expenses) received by such Selling Shareholder from the sale of such Selling Shareholder's Shares pursuant to this Agreement.

     (f) If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under Section 10(a), (b) or (c) hereof in respect of any losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to therein, except by reason of the failure to give notice as required in Section 10(d) hereof (provided that the indemnifying party does not have knowledge of the action, inquiry, investigation or proceeding and to the extent such party has been materially prejudiced by the failure to give such notice), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof in such proportion as is appropriate to reflect the relative benefits received by Spectrum Control and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Spectrum Control and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims or expenses (or actions, inquiries, investigations or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by Spectrum Control and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by Spectrum Control and the Selling Shareholders bears to the total underwriting discount and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Spectrum Control or the Selling Shareholders on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     Spectrum Control, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions to this Section 10(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 10(f). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to above in this Section 10(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(f), (i) the provisions of the Agreement Among Underwriters shall govern contribution among Underwriters, (ii) no Underwriter (except as provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 10(f) to contribute are several in proportion to their individual underwriting obligations and not joint.

     11.  Representations and Agreements to Survive Delivery. Except as the
          ---------------------------------------------------
context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date and any Option Closing Date. All such representations, warranties and agreements of the Underwriters and Spectrum Control and the Selling Shareholder, including, without limitation, the indemnity and contribution agreements contained in Section 10 hereof and the agreements contained in Sections 8, 11, 12 and 15 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person, and shall survive delivery of the Shares and termination of this Agreement, whether before or after the Closing Date or any Option Closing Date.

    12.  Effective Date of This Agreement and Termination Hereof.
         --------------------------------------------------------

     (a) This Agreement shall become effective at 10:00 a.m., Philadelphia, Pennsylvania time, on the first business day following the Effective Date or at the time of the public offering by the Underwriters of the Shares, whichever is earlier, except that the provisions of Sections 8, 10, 11 and 12 hereof shall be effective upon execution hereof. The time of the public offering, for the purpose of this Section 12, shall mean the time when any of the Shares are first released by the Underwriters for offering by dealers. The Representatives and Spectrum Control and the Selling Shareholders may prevent the provisions of this Agreement (other than those contained in Sections 8, 10, 11 and 12) hereof from becoming effective without liability of any party to any other party, except as noted below, by giving the notice indicated in Section 12(c) hereof before the time the other provisions of this Agreement become effective.

     (b) The Representatives shall have the right to terminate this Agreement at any time prior to the Closing Date or any Option Closing Date as provided in Sections 9 and 13 hereof or if any of the following have occurred:

          (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the Business Conditions of Spectrum Control or its Subsidiaries, whether or not arising in the ordinary course of business, that would, in the Representatives' opinion, make the offering or delivery of the Shares impracticable;

          (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic, political or financial market conditions if the effect on the financial markets of the United States of such outbreak, calamity, crisis or change would, in the Representatives' opinion, make the offering or delivery of the Shares impracticable;

          (iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the over-the-counter market or any setting of minimum prices for trading or the promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in the Representatives' opinion materially and adversely affects trading on such exchange or the over-the-counter market;

          (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Representatives' opinion materially and adversely affects or will materially or adversely affect the business or operations of Spectrum Control or its Subsidiaries;

          (v) declaration of a banking moratorium by the United States, New York or Pennsylvania authorities;

          (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in the Representatives' opinion has a material adverse effect on the securities markets in the United States; or

          (vii) trading in any securities of Spectrum Control shall have been suspended or halted by Nasdaq National Market or the SEC.

     (c) If the Representatives elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 12, the Representatives shall notify Spectrum Control and the Selling Shareholders hereof promptly by telephone, telex, telegraph, telegram or facsimile, confirmed by letter.

    13.  Default by an Underwriter.
         --------------------------

     (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Optional Shares hereunder, and if the Firm Shares or Optional Shares with respect to which such default relates do not exceed in the aggregate 10% of the number of Firm Shares or Optional Shares, as the case may be, that all Underwriters have agreed to purchase on the relevant Closing Date or Option Closing Date, then the Representatives may make arrangements satisfactory to Spectrum Control for the purchase of such Firm Shares by other persons, including any of the Underwriters, but if no such arrangements are made by the relevant Closing Date or Option Closing Date, such Firm Shares or Optional Shares to which the default relates shall be purchased severally by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

     (b) If such default relates to more than 10% of the Firm Shares or Optional Shares, as the case may be, the Representatives may in their discretion arrange for another party or parties (including a non-defaulting Underwriter) to purchase such Firm Shares or Optional Shares to which such default relates, on the terms contained herein. In the event that the Representatives do not arrange for the purchase of the Firm Shares or Optional Shares to which a default relates as provided in this Section 13, this Agreement may be terminated by the Representatives or by Spectrum Control without liability on the part of the non-defaulting several Underwriters (except as provided in Section 10 hereof) or Spectrum Control (except as provided in Sections 8 and 10 hereof); provided that if such default occurs with respect to Optional Shares after the Closing Date, this Agreement will not terminate as to the Firm Shares or any Optional Shares purchased prior to such termination. Nothing herein shall relieve a defaulting

Underwriter of its liability, if any, to the other several Underwriters, to Spectrum Control and to the Selling Shareholders for damages occasioned by its default hereunder.

     (c) If the Firm Shares or Optional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties, the Representatives or Spectrum Control shall have the right to postpone the Closing Date or any Option Closing Date, as the case may be, for a reasonable period but not in any event exceeding seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and Spectrum Control agrees to file promptly any amendment to the Registration Statement or supplement to the Prospectus that in the opinion of counsel for the Underwriters may thereby be made necessary. The terms "Underwriters" and "Underwriter" as used in this Agreement shall include any party substituted under this Section 13 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and/or Optional Shares.

    14.  Information Furnished by Underwriters.  The identity of the
         --------------------------------------
Underwriters set forth in the first paragraph under the heading "Underwriting", the concession and reallowance figures appearing in the third paragraph under the caption "Underwriting," the representations with respect to discretionary authority in the ninth paragraph under the heading "Underwriting" and the tenth paragraph under the caption "Underwriting" regarding passive market making constitute the only written information furnished by reference or on behalf of any Underwriter referred to in Sections 1(b) and 10 hereof.

    15.  Notice.  All communications hereunder, except as herein otherwise
         -------
specifically provided, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to such Underwriter, c/o Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, Pennsylvania 19103, Attention: Mr. Daniel N. Pickens, facsimile number (215) 665-6197 with a copy to Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103, Attention:
Justin P. Klein, Esquire; facsimile number (215) 864-8999 and if sent to Spectrum Control or the Selling Shareholders, shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to Spectrum Control, Inc., 8031 Avonia Road, Fairview, Pennsylvania 16415, Attention: John
P. Freeman, facsimile number (814) 835-1642, with a copy to Hodgson, Russ, Andrews, Woods & Goodyear LLP, One M&T Plaza, Suite 2000, Buffalo, New York 14203, Attention: John J. Zak, Esquire facsimile number (716) 665-6197.

    16.  Parties.  This Agreement shall inure solely to the benefit of, and
         --------
shall be binding upon, the several Underwriters, Spectrum Control, the Selling Shareholder and the controlling persons, directors and officers thereof, and their respective successors, assigns, heirs and legal representatives, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The terms "successors" and "assigns" shall not include any purchaser of the Shares merely because of such purchase.

     17.  Definition of Business Day.  For purposes of this Agreement, "business
          ---------------------------
day" means any day on which the Nasdaq National Market is opened for trading.

     18.  Counterparts. This Agreement may be executed in one or more
          -------------
counterparts and all such counterparts will constitute one and the same instrument.

     19.  Construction.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and performed entirely within such Commonwealth.

          If the foregoing correctly sets forth your understanding of our agreement, please sign and return to Spectrum Control the enclosed duplicate hereof, whereupon it will become a binding agreement in accordance with its terms.

                                 Very truly yours,

                                 SPECTRUM CONTROL, INC.



                                 By:_____________________________
                                       John P. Freeman
                                       Chief Financial Officer

Selling Shareholders named in Schedule II hereto


By:____________________________
     Attorney-in-Fact

The foregoing Agreement is hereby confirmed and accepted as of the date First above written.


JANNEY MONTGOMERY SCOTT LLC
NEEDHAM & COMPANY, INC.
As Representatives of the Several Underwriters named in Schedule I hereto

By:  JANNEY MONTGOMERY SCOTT LLC


     By:
        -------------------------
        Authorized Representative


By:  NEEDHAM & COMPANY, INC.

     By:
        -------------------------
        Authorized Representative

                                  SCHEDULE I

                           Schedule of Underwriters




                                               Number of Firm Shares
Underwriter                                       to be purchased
-----------                                    ----------------------

Janney Montgomery Scott LLC.................

Needham & Company, Inc......................



Total.......................................        2,060,584
                                                    =========

                                  SCHEDULE II


                                         Number of
Selling Shareholder                      Firm Shares
-------------------                      -----------

Robert Smith                                 6,761
Baby Aharam                                 33,000
Henry Ballard                                  582
Clayton Hatzenbuhler                        11,211
Daniel Sullivan                              7,982
Hank Howell                                    936
Brent Doyle                                    112

Total                                       60,584

                                 SCHEDULE III

                 Persons Who Are to Deliver Lock-Up Agreements


     Lock-Up Agreements are to be delivered by the following persons and entities immediately prior to the time the SEC declares the Registration Statement effective:

Edwin R. Bindseil
John P. Freeman
J. Thomas Gruenwald
Lawrence G. Howanitz
Melvin Kutchin
John M. Petersen
Gerald A. Ryan
James A. Siegel
Richard A. Southworth
Robert L. Smith
James F. Toohey
Brian F. Ward

                                   EXHIBIT A
                    Matters to be Covered in the Opinion of
                 Hodgson, Russ, Andrews, Woods & Goodyear, LLP
                         Counsel for Spectrum Control

     1. Spectrum Control has been duly incorporated and is validly subsisting as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with corporate power and authority to own its properties and conduct its businesses as described in the Prospectus; each of Spectrum Control's Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it was incorporated with corporate power and authority to own its properties and conduct its businesses as described in the Prospectus; neither Spectrum Control nor its Subsidiaries have failed to qualify to transact business in any other jurisdiction where such failure to qualify would have a material adverse effect upon the business of Spectrum Control and its Subsidiaries, taken as a whole; to the knowledge of such counsel, Spectrum Control and its Subsidiaries have all licenses, permits, certifications, registrations, approvals, consents and franchises required to own or lease and operate its properties and to conduct its business as described in the Prospectus.

     2. Spectrum Control has all requisite power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by Spectrum Control and constitutes its legal, valid and binding obligation, enforceable against Spectrum Control in accordance with its terms, except insofar as rights to indemnity or contribution may be limited by applicable law or equitable principles, and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, arrangement or similar laws affecting creditors' rights generally or by general equitable principles.

     3. The execution, delivery and performance of this Agreement by Spectrum Control does not and will not, with or without the giving of notice or the lapse of time or both, (A) conflict with any terms or provisions of Spectrum Control's Articles of Incorporation, as amended, or Bylaws, as amended or any of its Subsidiaries' Articles or Certificates of Incorporation, as amended, or Bylaws, as amended; (B) result in a breach of, or constitute a default under, result in the termination or modification of, or result in the creation of imposition of any lien, security interest, charge or encumbrance upon any of the properties of Spectrum Control and/or its Subsidiaries pursuant to, any indenture, mortgage, deed of trusts, contract, commitment or other agreement or instrument, known to such counsel, to which Spectrum Control or its Subsidiaries are a party or by which any of their properties are bound or affected; (C) violate any law, rule or regulation, or any judgment, order or decree known to such counsel, of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over Spectrum Control or its Subsidiaries or any of their respective properties or business; or (D) result in a breach, termination or lapse of Spectrum Control's or its Subsidiaries necessary corporate power and authority to own or lease and operate their properties and to conduct their business as described in the Prospectus.

     4. The outstanding shares of capital stock of Spectrum Technology, Spectrum Engineering, Spectrum Control (Delaware) and Spectrum GmbH have been duly authorized and validly issued, are fully paid and non-assessable and are owned by Spectrum Control; the outstanding shares of capital stock of Spectrum Polytronics have been duly authorized and validly issued, are fully paid and non-assessable and are owned by Spectrum Control and ________________. The outstanding shares of capital stock of Spectrum Control Mexico have been duly authorized and validly issued, are fully paid and non-assessable and are owned by Spectrum Control and Richard A. Southworth; and, to the best of such counsel's knowledge, the outstanding shares of capital stock of Spectrum Technology, Spectrum Polytronics, Spectrum Engineering, Spectrum Control (Delaware), Spectrum GmbH and Spectrum Control Mexico are owned by Spectrum Control (and by Richard A. Southworth in the case of Spectrum Control Mexico and _______________ in he case of Spectrum Polytronics) free and clear of all liens, encumbrances and security interests, and to the best knowledge of such counsel, no options, warrants or other rights to purchase any shares of capital stock are outstanding.

     5. At the date or dates indicated in the Prospectus, Spectrum Control had the duly authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the authorized shares of Common Stock have been duly authorized; the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the Common Stock issuable upon exercise of outstanding options, when issued in accordance with the respective terms thereof, will be duly authorized and validly issued and will be fully paid and non-assessable; all of the Firm Shares and the Optional Shares (together, the "Shares") conform to the description thereof contained in the Prospectus; certificates for the Shares (if any) are in due and proper form and conform in all respects to the requirements of the PBCL; the Shares to be sold by Spectrum Control pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; and no preemptive rights of shareholders, by operation of law, or to the knowledge of such counsel, by contract exists with respect to any of the Shares or the issue and sale thereof and neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives any security holder of Spectrum Control any rights, other than those which have been satisfied or waived, for or relating to the registration of any Common Stock.

     6. The Registration Statement has become effective under the Act and, to the best knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act. Any and all filings required to be made by Rule 424 and Rule 430A under the Act have been made.

          7. The authorized capital stock of Spectrum Control, including, without limitation, the outstanding Common Stock, the Shares being issued and the authorized but unissued preferred stock, conforms in all material respects with the descriptions thereof in the

Prospectus, and such descriptions conform in all material respects with the instruments defining the same. The information in the Prospectus insofar as it relates to options and any other derivative security of Spectrum Control's common stock and preferred stock is true and correct in all material respects.

          8. The Common Stock (including the Shares) have been duly included for quotation on the Nasdaq National Market. To the best of such counsel's knowledge, all previous transactions by or on behalf of Spectrum Control in its own securities complied in all material respects with the provisions of all applicable federal and state securities laws and state corporate laws.

     9. The Registration Statement, the Preliminary Prospectus, the Prospectus and each amendment or supplement thereto and each document incorporated by reference therein, comply as to form in all material respects with the requirements of the Act and the Exchange Act, as applicable, and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements, schedules and other financial information included or incorporated by reference therein).

     10. The statements Under the caption "Description of Capital Stock" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries in all material respects and fairly present the information called for with respect to such documents and matters.

     11. Such counsel does not know of any contracts or documents required to be filed as exhibits to, or incorporated by reference in, the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed, incorporated by reference or described as required, and such required contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

     12. Spectrum Control is not an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

     13. To such counsel's knowledge, there are no claims, actions, suits proceedings, arbitrations, investigations or inquiries pending before, or threatened or contemplated by, any governmental agency, instrumentality, court or tribunal, domestic or foreign, or before any private arbitration tribunal, to which Spectrum Control or any of its Subsidiaries is a party or is threatened to be made a party that, if determined adversely to Spectrum Control or any of its Subsidiaries, would, in any case or in the aggregate, result in any material adverse change in the general affairs, properties, condition (financial or otherwise), results of operations, shareholders' equity or business of Spectrum Control.

     14. Other than from the SEC, no approval, consent, order or authorization by any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other as may be required by the NASD or by state securities and Blue Sky laws as to which such counsel need express no opinion).

     15. In addition to the matters set forth above, such opinion shall also include a statement to the effect that such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and while such counsel (for the purposes of this Paragraph 15) in not passing upon the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, in the course of such review and discussion, no facts came to the attention of such counsel that would cause such counsel to have reason to believe that (a) the Registration Statement or any post-effective amendment thereto on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or that (b) the Prospectus on the Effective Date, on the date it was filed pursuant to Rule 424(b) and on the Closing Date or Option Closing Date, as the case may be, contains any untrue statement of material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; except that with respect to both clause
(a) and (b) above such counsel need express no opinion with respect to the financial statements, schedules and the notes thereto included in the Registration Statement or the Prospectus.

     The foregoing opinion may be limited to the laws of the United States, the Pennsylvania Business Corporation Law, as amended, of the Commonwealth of Pennsylvania, and the Delaware General Corporation Law of the State of Delaware and with respect to Paragraph 14 above shall encompass also the laws of the Commonwealth of Pennsylvania. In rendering such opinion with respect to Paragraph 14 above, such counsel may rely as to matters governed by the laws of the Commonwealth of Pennsylvania on local counsel in such jurisdiction, provided that they believe that they and the Underwriters are justified in relying on such other counsel. With respect to the opinion requested concerning Spectrum GmbH and Spectrum Control Mexico contained in paragraph 4 above, counsel may rely, as to matters governed by the laws of Germany and the laws of Mexico, on an opinion obtained from local counsel in such jurisdiction, provided that they believe that they and the Underwriters are justified in relying on such other counsel. Such counsel may rely as to questions of fact upon the representations of Spectrum Control set forth in this Agreement and upon certificates of officers of Spectrum Control and of government officials, all of which certificates must be satisfactory in form and scope to counsel for the Underwriters.

                                   EXHIBIT B
                    Matters to be Covered in the Opinion of
                 Hodgson, Russ, Andrews, Woods & Goodyear, LLP
                      Counsel for the Selling Shareholders


          1. Each Selling Shareholder has duly authorized, executed and delivered a Custody Agreement and Power of Attorney which constitute valid and legally binding agreements of such Selling Shareholder in accordance with their terms.

          2. This Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Shareholder and constitutes a valid and legally binding agreement of such Selling Shareholder in accordance with its terms except insofar as rights to indemnify or contribution may be limited by applicable law or equitable principles, and except as enforceability may be limited by bankruptcy, insolvency, moratorium, arrangement or similar laws affecting creditors' rights generally or by general equitable principles.

          3. All authorizations, approvals and consents necessary for the execution and delivery by such Selling Shareholders of the Custody Agreement and the Power of Attorney, the execution and delivery by or on behalf of such Selling Shareholder of this Agreement, and the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder (other than, at the time of the execution thereof, the issuance of the order of the commission declaring the Registration Statement effective and such authorizations, approvals and consents as may be necessary under state securities or Blue Sky laws and the Bylaws, rules and pronouncements of the NASD), have been obtained and are in full force and effect.

          4. To the best of such counsel's knowledge, the execution, delivery and performance by or on behalf of such Selling Shareholder of this Agreement, the Custody Agreement and the Power of Attorney, and the consummation of the transactions contemplated hereby, thereby and by the Registration Statement and the Prospectus do not, with our without the giving of notice or lapse of time or both, (A) conflict with the result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any Shares is bound, or (B) violate any existing, applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any Shares.

          5. To the best of such counsel's knowledge and belief, the delivery of certificates for the Shares being sold by such Selling Shareholder hereunder against payment therefor as provided herein will transfer to the Underwriters good and marketable title to such Shares, free and clear of all liens, encumbrances, security interests and claims, assuming the Underwriters purchased such Shares in good faith without notice of any adverse claim.

          In rendering such opinion, such counsel may rely (a) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to counsel for the Underwriters) of other counsel reasonably acceptable to counsel for the Underwriters, familiar with the applicable laws;
(b) as to matters of fact, to the extent they deem proper, on certificates of any Selling Shareholder, provided that copies of any such statements or certificates shall be delivered to counsel for the Underwriters, and on the representations and warranties of the Selling Shareholders contained in this Agreement. The opinion of such Counsel for the Selling Shareholder shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.